EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13G (and any further amendment filed by them) with respect to the common stock, par value $0.01 per share, of Viasystems Group, Inc., a Delaware corporation.

Date:  July 1, 2013

HICKS, MUSE FUND III INCORPORATED

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HICKS MUSE GP PARTNERS III, L.P.
By:	Hicks, Muse Fund III Incorporated, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HM3/GP PARTNERS, L.P.
By:	Hicks, Muse GP Partners III, L.P., its general partner
By:	Hicks, Muse Fund III Incorporated, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.
By:	HM3/GP Partners, L.P., its general partner
By:	Hicks, Muse GP Partners III, L.P., its general partner
By:	Hicks, Muse Fund III Incorporated, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HM3 COINVESTORS, L.P.
By:	Hicks, Muse GP Partners III, L.P., its general partner
By:	Hicks, Muse Fund III Incorporated, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HICKS, MUSE (1999) FUND IV, LLC

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HICKS, MUSE GP (1999) PARTNERS IV, L.P.
By:	Hicks, Muse (1999) Fund IV, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HM4/GP (1999) PARTNERS, L.P.
By:	Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By:	Hicks, Muse (1999) Fund IV, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HMTF EQUITY FUND IV (1999), L.P.
By:	HM4/GP (1999) Partners, L.P., its general partner
By:	Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By:	Hicks, Muse (1999) Fund IV, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HMTF PRIVATE EQUITY FUND IV (1999), L.P.
By:	HM4/GP (1999) Partners, L.P., its general partner
By:	Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By:	Hicks, Muse (1999) Fund IV, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HM 4-P (1999) COINVESTORS, L.P.
By:	Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By:	Hicks, Muse (1999) Fund IV, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HM 4-EQ (1999) COINVESTORS, L.P.
By:	Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By:	Hicks, Muse (1999) Fund IV, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HM FUND IV CAYMAN, LLC

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HM GP PARTNERS IV CAYMAN, L.P.
By:	HM Fund IV Cayman, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HM EQUITY FUND IV/GP PARTNERS (1999), C.V.
By:	HM GP Partners IV Cayman, L.P., its general partner
By:	HM Fund IV Cayman, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

HICKS, MUSE, PG-IV (1999), C.V.
By:	HM Equity Fund IV/GP Partners (1999), C.V., its general partner
By:	HM GP Partners IV Cayman, L.P., its general partner
By:	HM Fund IV Cayman, LLC, its general partner

By:	/s/ William Neisel
	Name:	William Neisel
	Title:	Treasurer

EDWARD HERRING

/s/ EDWARD HERRING

JOHN R. MUSE

/s/ JOHN R. MUSE

ANDREW S. ROSEN

/s/ ANDREW S. ROSEN